UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K/A-1

                            CURRENT REPORT
    pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 3, 2003
                                                   ------------


              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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   (Exact name of small business issuer as specified in its charter)


            Delaware                                 13-2846796
-----------------------------------     --------------------------------------
  (State or other jurisdiction of                 (I.R.S. Employer
  incorporation or organization)                 Identification No.)

      P.O. Box 382, 4 Hardscrabble Heights, Brewster, New York  10509
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               (Address of principal executive offices)

                              (845) 277-8100
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                      (Issuer's telephone number)


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          (Former name, former address and former fiscal year,
                      if changed since last report)

            INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        In July 2003, the Company sold substantially all the assets of Modern Learning Press, Inc., its wholly-owned subsidiary and sole component of the Company's instructional segment, to Delta Education, LLC ("Delta") for $4,020,000 and Delta assumed certain related liabilities. In addition, the Company is responsible for the payment of up to $200,000 of certain royalties for a one-year period from June 1, 2003 through May 31, 2004. The Company has estimated these royalties based on historical amounts paid, to amount to approximately $175,000, which has reduced the gain from the sale of the segment. The Company retained the business and assets related to its test preparation materials, Kingsbridge Press, which it considers consistent with the activities of its sole remaining segment. The Company recorded a gain on the disposal of Instructional Segment totaling $1,815,092 less taxes of $726,036. Revenues from the Instructional Segment totaled $1,321,278 and $2,129,415 for the period November 1, 2003 through the date of sale and for the nine months ended July 31, 2002, respectively. Revenues from the Instructional Segment totaled $723,491 and $1,497,492 for the period May 1, 2003 through the date of sale and for the three months ended July 31, 2002, respectively.

        In addition, the Company entered into a transitional services agreement with Delta, whereby the Company would continue to pay the rent and employee costs of MLP through October 31, 2003 for consideration of $130,000. On October 31, 2003, the facilities utilized by MLP will be closed and the employees terminated. The Company estimates these termination costs, to be approximately $130,000, which it has recorded as a cost of the sale of the segment.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS.

        (b)  Pro Forma Financial Information

        The pro forma financial statements of TASA after giving effect to the disposition of the assets of Modern Learning Press are included with this Report, starting at page F-1.

        (c)  Exhibits

             99  Substitute of correct Press Release, issued
                 July 7, 2003, by TASA



                                       TASA
                     Income statement for the year ended
                                October 31, 2002

                                    Historical      Proforma Adjustments         Proforma
                                                                            after divestiture

Assessment Revenues                  7,562,468                                   7,562,468
Instructional revenues               2,862,927                  2,862,927                -

Total net revenues                  10,425,395          -       2,862,927        7,562,468

Cost of goods sold                   4,671,262                  1,074,582        3,596,680

Gross profit                         5,754,133          -       1,788,345        3,965,788

Operating expenses
Selling expenses                     2,108,402                  1,134,226          974,176
General and Administrative
  expenses                           2,797,414                    583,559        2,213,855

Total operating expenses             4,905,816          -       1,717,785        3,188,031

Loss from operations                   848,317          -          70,560          777,757

Other income (expense)
Other income                           (13,358)                       887          (14,245)
Interest expense                      (554,391)       4,500                       (549,891)

Loss before taxes                      280,568        4,500        71,447          213,621

Income tax                             113,660                     26,779           86,881

Loss from continuing operations        166,908        4,500        44,668          126,740

Discontinued operations
Loss from operations                    17,189                     17,189                -
Loss on disposal                    (2,532,102)   2,532,102                              -

loss from discontinued
  operations                        (2,514,913)   2,532,102        17,189                -

net loss                            (2,348,005)   2,536,602        61,857          126,740

Weighted shares outstanding
  Basic                              2,587,241                                   2,587,241
  Diluted                            2,587,241                                   2,617,203
Basic earnings per share               ($0.91)                                       $0.05
Diluted earnings per share             ($0.91)                                       $0.05



Adjustments                         Dr             Cr
                                  1
Current liabilities held for sale    1,214,412
Other liabilities held for sale        241,547
Retained earnings                    4,053,891
Current assets held for sale                      2,631,481
Fixed assets held for sale                          170,345
Other assets held for sale                          175,922
Loss on disposal                                  2,532,102
  to record disposal of MESI
                                  2
Retained earnings                                    17,189
Loss from discontinued operations       17,189
  To eliminate MESI operations
                                  3
Current liabilities held for sale      265,122
Retained earnings                                   265,122
  To write off liabilities forgiven
   at time of sale
                                  4
Cash                                                 66,879
Accounts receivable                                 214,620
Inventory                                           171,502
Prepaid Expenses                                     70,962
Fixed assets                                         14,385
Goodwill                                            311,897
Other assets                                        429,780
Deferred Taxes                                      512,225
Accounts payable                       117,629
Accrued Expenses                       186,341
Retained earnings                    1,488,280
 to record assets and liabilities
  disposed for MLP
                                  5
Retained earnings                                    40,168
Revenue                              2,862,927
Cost of sales                                     1,074,582
Selling                                           1,134,226
G&A                                                 583,559
Other income                               887
Interest expense                                      4,500
Income tax                                           26,779

                                    10,448,225   10,448,225


                              SIGNATURE

        In accordance with the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TOUCHSTONE APPLIED SCIENCE
                                   ASSOCIATES, INC.



                                   By: /s/ ANDREW L. SIMON
                                       -------------------
                                       Andrew L. Simon, President,
                                       Chief Executive Officer
                                       and Chief Financial Officer

Date:  September 18, 2003